As filed with the Securities and Exchange Commission on December 24, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

The Tocqueville Trust

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5) $	Total fee paid herewith:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE TOCQUEVILLE TRUST

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

The Tocqueville Alternative Strategies Fund

Dear Shareholder:

You are receiving this notice because you are a shareholder in one or more of the funds listed above (the “Funds”), each of which is a series of The Tocqueville Trust (the “Trust”). The Special Meeting of Shareholders will take place on Monday, February 2, 2015 at the offices of Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019 (the “Meeting”). The purpose of the Meeting is to vote on a proposal to elect the eight nominees named in the attached proxy statement to the Trust’s Board of Trustees (the “Board”).

The attached materials provide more information about the proposal, including each nominee’s background and qualifications. The Board recommends that you vote “FOR” each of the nominees. We urge you to read the full text of the attached proxy statement before voting.

The proxy materials are being provided beginning on or about January 2, 2015 to shareholders who owned Fund shares as of December 19, 2014.

Your vote is important. Even if you plan to attend the Meeting, please vote promptly via the Internet, by telephone, or by mail. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you have any questions or need assistance voting, please contact your financial intermediary or call the Funds at 1-800-697-3863.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

Sincerely,

/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt
President The Tocqueville Trust

THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND [TOCQX]

THE TOCQUEVILLE OPPORTUNITY FUND [TOPPX]

THE TOCQUEVILLE INTERNATIONAL VALUE FUND [TIVFX]

THE TOCQUEVILLE GOLD FUND [TGLDX]

THE DELAFIELD FUND [DEFIX]

THE TOCQUEVILLE SELECT FUND [TSELX]

THE TOCQUEVILLE ALTERNATIVE STRATEGIES FUND [TALSX]

40 West 57th Street, 19th Floor

New York, New York 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on Monday, February 2, 2015

Notice is hereby given that a Special Meeting of Shareholders of The Tocqueville Trust (the “Trust,” each separate series thereof, a “Fund”) will be held at the offices of the Funds’ investment adviser, Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, on Monday, February 2, 2015 at 10:00 a.m. Eastern Time (together with any adjournments or postponements thereof, the “Meeting”). The Meeting is being held for the following purposes:

1. To elect eight Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

2. To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Shareholders of all Funds will vote together as a single class on the Proposal.

THE BOARD OF TRUSTEES OF THE FUNDS, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IDENTIFIED IN THE PROPOSAL.

The Board of Trustees has fixed the close of business on December 19, 2014, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Shareholders who do not expect to attend the Meeting are urged to complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s). Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help your Fund(s) avoid the expenses of additional solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

/s/ Cleo Kotis
Cleo Kotis
Secretary

December 24, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, FEBRUARY 2, 2015.

The Notice of Special Meeting, Proxy Statement and Form of Proxy are available at www.proxyvote.com. For more information, shareholders may contact the Funds at 1-800-697-3863.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	When prompted, enter the control number found on your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

This Proxy Statement seeks your approval as a shareholder of a Fund that is a series of the Trust regarding the election of Trustees to the Trust’s Board of Trustees (the “Board” or the “Trustees”). On December 19, 2014, you owned shares of beneficial interest (“Shares”) of a Fund or Funds and, as a result, have a right to vote on the proposal.

What proposals am I being asked to vote on?

You are being asked to vote on the proposal to elect eight (8) Trustees: Charles W. Caulkins, Alexander Douglas, Charles F. Gauvin, James W. Gerard, William F. Indoe, Robert W. Kleinschmidt, William J. Nolan III, and Francois D. Sicart (the “Nominees”) to the Trust’s Board. The Proxy Statement describes the proposal in more detail.

Why am I being asked to elect Trustees?

The Trust and each Fund are governed by the Board. Although the Board can ordinarily appoint new trustees without a shareholder vote, the Board cannot do so if it no longer meets certain requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Due to the upcoming retirement of a Trustee who was elected by shareholders, a shareholder meeting is required to elect certain Trustees who were not previously elected by shareholders. Furthermore, electing all eight Nominees would give the Board the additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more shareholder meetings. The Board is recommending that shareholders of each Fund elect to the Board eight Trustees, six of whom are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, and two who are considered to be “interested persons” of the Funds. Therefore, if elected, the non-interested Nominees would serve on the Board as “Independent Trustees” under the 1940 Act and the Nominees that are interested persons would be considered “Interested Trustees.”

What role does the Board play?

The Trustees serve as your representatives. They are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review each Fund’s performance, oversee the Trust and the Funds’ activities and review contractual arrangements with companies that provide services to the Trust and Funds.

Do Trustees receive compensation for their services?

Each Independent Trustee receives compensation for his service on the Board. The Interested Trustees do not receive compensation for their service on the Board. The Proxy Statement provides details about each Nominee and compensation to be paid to the Independent Trustees.

Who is paying for my shareholder meeting and Proxy Statement?

The Funds will bear the costs, fees and expenses incurred in connection with the Proxy Statement. Tocqueville Asset Management L.P. (the “Advisor”) has contractually agreed to limit certain expenses of certain Funds as part of expense limitation agreements and, to the extent that an agreement applies to a Fund, the Advisor will indirectly pay the proxy costs incurred by that Fund.

What is the required vote?

The proposal to elect eight (8) Trustees to the Board requires the affirmative vote of a plurality of the Shares voted at the Meeting in person or by proxy.

How does the Board suggest I vote in connection with the Proposal?

After careful consideration, the Board unanimously recommends that you vote FOR the approval of the Proposal.

How do I vote my Shares?

You can vote in any of the following ways:

Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

Telephone: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided (A confirmation of your telephone vote will be mailed to you.);

Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

In Person: You may attend the Meeting and vote in person by filling out a ballot.

When and where will the Meeting be held?

The Meeting will be held at 40 West 57th Street, 19th Floor, New York, New York 10019 on Monday, February 2, 2015, at 10:00 a.m. Eastern Time, and any adjournment or postponement will be held at the same location. If you plan to attend the Meeting in person, please RSVP at hbalk@tocqueville.com at least one day prior to the Meeting.

Whom should I call for more information about the Proxy Statement?

For more information regarding the Proxy Statement for the Meeting, please call 1-800-697-3863.

December 24, 2014

THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND [TOCQX]

THE TOCQUEVILLE OPPORTUNITY FUND [TOPPX]

THE TOCQUEVILLE INTERNATIONAL VALUE FUND [TIVFX]

THE TOCQUEVILLE GOLD FUND [TGLDX]

THE DELAFIELD FUND [DEFIX]

THE TOCQUEVILLE SELECT FUND [TSELX]

THE TOCQUEVILLE ALTERNATIVE STRATEGIES FUND [TALSX]

40 West 57th Street, 19th Floor

New York, New York 10019

SPECIAL MEETING OF SHAREHOLDERS

To be held on Monday, February 2, 2015

PROXY STATEMENT

This is a Proxy Statement for the above listed funds (each, a “Fund” and collectively, the “Funds”), each of which is a series of The Tocqueville Trust (the “Trust”). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the “Board,” “Board of Trustees” or the “Trustees”) of the Trust to approve a proposal that has already been approved by the Board.

The special meeting will be held at the offices of the Funds’ investment adviser, Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, on Monday, February 2, 2015 at 10:00 a.m. Eastern Time (together with any adjournments or postponements thereof, the “Meeting”).

At the Meeting, shareholders of all Funds, voting together as a single class, will be asked:

1. To elect eight Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

2. To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Funds’ shares of beneficial interest (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary, The Tocqueville Trust, 40 West 57th Street, 19th Floor, New York, New York 10019). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the meeting, please contact the Funds at 212-698-0800. If you are planning to attend the Meeting, please RSVP to hbalk@tocqueville.com at least one day prior to the Meeting. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on December 19, 2014 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. As of the Record Date, the following number of Shares were outstanding and entitled to be voted:

Fund	Number of Shares
The Tocqueville Fund	11,531,413
The Tocqueville Opportunity Fund	3,615,602
The Tocqueville International Value Fund	16,487,730
The Tocqueville Gold Fund	37,179,088
The Delafield Fund	7,887,159
The Tocqueville Select Fund	40,798,149
The Tocqueville Alternative Strategies Fund	1,508,274

Total	119,007,415

You should read the entire Proxy Statement before voting. If you have any questions, please call the Funds toll-free at 1-800-697-3863. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 2, 2015.

The most recent Annual and Semi-Annual Reports for the Funds, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports free of charge, please write to the The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or call toll-free at 1-800-697-3863. The reports also are available on the Fund’s website at http://www.tocqueville.com/mutual-funds and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

PROPOSAL: ELECTION OF TRUSTEES FOR THE TRUST

The proposal relates to the election of eight (8) Trustees to the Trust’s Board. At a meeting on December 18, 2014, the Board approved the nomination of eight individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trust. Shareholders are asked to elect the Nominees as Trustees, effective Monday, February 2, 2015 or upon shareholder approval, whichever is later, each to hold office for life until his or her resignation, retirement, death or removal or until his or her respective successor is duly elected and qualified.

The Nominees include Charles W. Caulkins, Alexander Douglas, Charles F. Gauvin, James W, Gerard, William F. Indoe, Robert W. Kleinschmidt, William J. Nolan III, and Francois D. Sicart. Each Nominee, with the exception of Mr. Kleinschmidt and Mr. Sicart, are independent or disinterested persons, which means they are not an “interested person” of the Trust, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” Mr. Kleinschmidt and Mr. Sicart, if elected, would serve as “Interested Trustees.”

The Trust’s Governance and Nominating Committee, which consists solely of Independent Trustees, considered recommendations for Trustees nominees, and considered the qualifications, experience and background of each of the Nominees. Based upon this review, the Governance and Nominating Committee recommended each Nominee to the Trust’s Board as a candidate for nomination as an Independent Trustee or Interested Trustee. After discussion and consideration of the matter, the Board voted to nominate the Nominees for election by shareholders. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Information about the Nominees

The Trustee Nominees and their backgrounds are shown on the following pages. This information includes each Trustee Nominee’s name, age, principal occupation(s) during the past five years and other information about the Trustee Nominee’s professional background, including other directorships the Trustee Nominee holds.

Trustee Nominees

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INDEPENDENT NOMINEES(4)
Charles W. Caulkins (57) Trustee, Member of the Audit Committee, Member of the Governance and Nominating Committee	Indefinite Term; Since 2003	7	Private Investor from January 2012-present; Partner, Chora Capital, LLC from June 2010-December 2011; Director of Marketing, L.R. Global Partners from January 2008-May 2010; President, Arbor Marketing, Inc. from October 1994-December 2007.	Director, Stepping Stones from January 2012-present; Director, Phoenix House from January 2001-2007.

Alexander Douglas (66) Trustee, Member of the Audit Committee, Member of the Governance and Nominating Committee	Indefinite Term, Since 2010	7	Retired. Formerly, President, CEO and owner of Spaulding Law Printing, Inc., from 1992-November 2014.	None.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Charles F. Gauvin (58) None	New Independent Trustee Nominee	N/A	Executive Director, Maine Audubon, from August 2014-present; Chief Development Officer, Carnegie Endowment for International Peace, from September 2011-May 2014; Partner, The Riparian Fund/Legacy Ranch Partners (private equity real estate fund), from February 2010-December 2012; President and CEO, Trout Unlimited (fish and river conservation), from April 1991-February 2010.	Director, Bioqual, Inc., July 1992- present.

James W. Gerard (52) Trustee, Member of the Audit Committee, Member of the Governance and Nominating Committee	Indefinite Term, Since 2001	7	Managing Director, North Sea Partners, from January 2010-present; Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC) from August 2003-December 2009; Managing Director, The Chart Group from January 2001-present.	Director and Treasurer, American Overseas Memorial Day Association, 1998-present; Director and Treasurer ASPCA, 1998-2008; Trustee, Salisbury School, 2005-present; Director, American Friends of Bleraucourt, 1992- present.

William F. Indoe (71) Trustee, Member of the Audit Committee, Member of the Governance and Nominating Committee	Indefinite Term, Since December 2006	7	Senior Counsel, Sullivan & Cromwell LLP (attorneys-at-law), from 1968-present.	Director, Rho Capital Partners, Inc., 1990 – present.

William J. Nolan III (66) Trustee, Member of the Audit Committee, Member of the Governance and Nominating Committee	Indefinite Term, Since December 2006	7	Retired. Formerly, Executive Vice President & Treasurer PaineWebber Inc., from 1997-2001.	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996-present (Treasurer, 2000-2013; Chair of the Investment Committee, 2009-present).

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED NOMINEES(5)

Robert W. Kleinschmidt (65) Trustee	Indefinite Term, Since 1991	7	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 -present; and Managing Director from July 1991-January 1994; Partner, David J. Greene & Co. from May 1978-July 1991.	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

François D. Sicart (70) Trustee	Indefinite Term, Since 1987	7	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990-present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985-January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981-October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969-January 1990.	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990-present.

(1)	Address: 40 West 57th Street, 19th Floor, New York, New York, 10019, unless otherwise noted.
(2)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
(3)	The Fund Complex is comprised of The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund, and The Tocqueville Alternative Strategies Fund.
(4)	Trustees who are not considered to be “interested persons” of the Trust as defined in the 1940 Act are considered to be “Independent Trustees.”
(5)	Trustees who are considered to be “interested persons” of the Trust as defined in the 1940 Act are considered to be “Interested Trustees.” Mr. Kleinschmidt and Mr. Sicart are considered “interested persons” because of their affiliation with the Advisor.

Additional Information about the Board of Trustees and Trustee Nominees

The Role of the Board

The Board of Trustees (the “Board”) oversees the management and operations of the Tocqueville Trust (the “Trust”). Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Trust, such as the Trust’s Advisor, distributor, custodian, and sub-Administrator.

The Board has appointed senior employees of the Advisor as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives quarterly reports from these officers and the Trust’s service providers regarding the Trust’s operations and more frequent reporting of issues identified by the officers as appropriate for immediate Board attention. The Advisor provides periodic updates to the Board regarding general market conditions and the impact that these market conditions may have on the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. The Board also holds special meetings when necessary and from time to time one or more members of the Board may also consult with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board Committees” below. If all of the Nominees are elected, 75% of the members of the Board will be Independent Trustees. Each of the Audit and Governance and Nominating Committees is comprised entirely of Independent Trustees. The Chairman of the Board has been chairman of the Advisor for over 23 years. The Independent Trustees help identify matters for consideration by the Board. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as chairman of the Advisor, can provide valuable input based on his tenure with the Advisor and experience in the types of securities in which the Fund invests. The Board has also determined that the function and composition of the Audit and Governance and Nominating Committees are appropriate means to provide effective oversight on behalf of Trust shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

The Board of Trustees oversees various elements of risk relevant to the business of the Trust. Risk is a broad category that covers many areas, including, without limitation, financial and investment risk, compliance risk, business and operational risk and personnel risk. The Board and its Committees receive and review various reports on such risk matters and discuss the results with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Trust’s independent public accounting firm and, when appropriate, with other personnel of the Advisor to discuss, among other things, the internal control structure of the Trust’s financial reporting function as well as other accounting issues. The Independent Trustees meet with the Chief Compliance Officer to discuss compliance risks relating to the Trust, the Advisor and the other service providers. In addition, one of the Independent Trustees is a member of the Trust’s Valuation Committee. The full Board receives reports from the Advisor as to investment risks as well as other risks. The full Board also receives reports from the Audit Committee regarding the risks discussed during the committee meetings. Further, the Board discusses operational and administrative risk issues with the officers of the Trust who are also senior personnel of the Advisor.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, most of the Trustees have served on boards for organizations other than the Trust, and have served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Caulkins is experienced with investment and regulatory matters through his former position as a Partner at Chora Capital, an investment firm, as well as from his prior experiences as a Marketing Manager at L.R. Global Partners, a money management firm and the President of Arbor Marketing, Inc. In addition, Mr. Caulkins has experience serving on the boards of several nonprofit organizations and, in serving on these boards, Mr. Caulkins has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Caulkins has over 10 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Mr. Douglas has over 20 years of experience as the former President, CEO and owner of Spaulding Law Printing, Inc. and understands the various aspects and challenges involved in running a corporation.

Mr. Gauvin has over 20 years of experience as a CEO and is well versed in managing a wide array of businesses and investment risks. Mr. Gauvin also has experience serving as a director for a life science research company and, in serving on this board, Mr. Gauvin has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with these challenges.

Mr. Gerard is experienced with financial, investment and regulatory matters through his position as a Managing Director of North Sea Partners, as well as from his prior position as the Principal at Juniper Capital Group, LLC. Mr. Gerard has experience serving on the boards of numerous nonprofit organizations and, in serving on these boards, Mr. Gerard has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Gerard has over 12 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds. Mr. Gerard also serves as an Audit Committee Financial Expert for the Trust and is the Trustee representative on the Trust’s Valuation Committee.

Mr. Indoe is an attorney, with a practice focusing on tax and investment matters. Mr. Indoe also has experience serving as a director for a private equity firm, as well as prior experience on the Board of a predecessor mutual fund, and in serving on these boards, Mr. Indoe has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Indoe has over 7 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Mr. Nolan is experienced with financial, investment and regulatory matters through his former position as an Executive Vice President and Treasurer for PaineWebber Inc. Mr. Nolan also served on the Board of Directors of the Public Securities Association (a predecessor of the Securities and Financial Markets Association) from 1988 to 1991. Additionally, Mr. Nolan has experience serving on the board of a nonprofit organization and, in serving on this board, Mr. Nolan has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Nolan has over 7 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds. Mr. Nolan also serves as Audit Committee Chair and as an Audit Committee Financial Expert for the Trust.

Mr. Sicart is chairman of the Advisor. As chairman of the Advisor, Mr. Sicart has intimate knowledge of the Advisor and the Trust, its operations, personnel and financial resources. His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust. Mr. Sicart has over 26 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Mr. Kleinschmidt is the President and Chief Investment Officer of the Advisor. As President and Chief Investment Officer of the Advisor, Mr. Kleinschmidt has intimate knowledge of the Advisor and the Trust, its operations, personnel and financial resources. His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust. Mr. Kleinschmidt has over 22 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Board Meetings

The Trust’s Board held four regular meetings and two special meetings during the fiscal year ended October 31, 2014. During the fiscal year ended October 31, 2014, each current Trustee attended at least 75% of the meetings of the Trust’s Board of Directors.

Board Committees

The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust’s independent registered public accounting firm (the “accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust’s accountants to review the Trust’s financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The members of the Audit Committee are Charles W. Caulkins, Alexander Douglas, James W. Gerard, William F. Indoe and William J. Nolan III. If elected, Mr. Gauvin will also be a member of the Audit Committee. Mr. Nolan serves as Chairman of the Audit Committee.

The Board has a Governance and Nominating Committee comprised of Charles W. Caulkins, Alexander Douglas, James W. Gerard, William F. Indoe and William J. Nolan III to whose discretion the selection and nomination of trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust is committed. If elected, Mr. Gauvin will also be a member of the Governance and Nominating Committee. This Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so. The Trustees and officers and their principal occupations are noted below. The mailing address for each Trustee and officer is 40 West 57th Street, 19th Floor, New York, NY 10019.

Share Ownership of the Advisor, Distributor or Affiliates

As of November 30, 2014, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, Tocqueville Securities, L.P., the Funds’ distributor (the “Distributor”), or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

Share Ownership of the Funds

The table below sets forth the dollar range of equity securities of each Fund beneficially owned as of November 30, 2014 by each Trustee standing for election at the Meeting. As of November 30, 2014, the Trustees and officers as a group owned beneficially 7.48% of the Tocqueville Fund’s outstanding shares, 8.92% of the Tocqueville Opportunity Fund’s outstanding shares, 2.87% of the Tocqueville International Value Fund’s outstanding shares, 0.13% of the Tocqueville Gold Fund’s outstanding shares, 0.27% of the Delafield Fund’s outstanding shares, 1.65% of the Tocqueville Select Fund’s outstanding shares, and 2.27% of the Tocqueville Alternative Strategies Fund’s outstanding shares.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
INDEPENDENT NOMINEES:

Charles W. Caulkins	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	Over $100,000 $10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 None $10,001 - $50,000 None	Over $100,000

Alexander Douglas	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	Over $100,000 None $50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000 None Over $100,000	Over $100,000

Charles F. Gauvin	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	None None None None None None None	None

James W. Gerard	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	Over $100,000 $10,001 - $50,000 Over $100,000 Over $100,000 $10,001 - $50,000 Over $100,000 $10,001 - $50,000	Over $100,000

William F. Indoe	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	Over $100,000 None None None None Over $100,000 None	Over $100,000

William J. Nolan III	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	Over $100,000 $10,001 - $50,000 $10,001 - $50,000 None $10,001 - $50,000 None None	Over $100,000

INTERESTED NOMINEES:

Robert W. Kleinschmidt	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Francois D. Sicart	Tocqueville Fund Opportunity Fund International Value Fund Gold Fund The Delafield Fund The Select Fund The Tocqueville Alternative Strategies Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 None None	Over $100,000

Trustee and Officer Compensation

The Trust does not pay remuneration to any officer of the Trust. For the fiscal year ended October 31, 2014, the Trust reimbursed the Advisor $150,000 for the services of the chief compliance officer. For the fiscal year ended October 31, 2014, the Trust paid the “disinterested” Trustees an aggregate of $566,000. Each disinterested Trustee received $20,000 per Board meeting attended in person or via telephone, $3,000 per special Board meeting attended and $2,500 per Audit Committee meeting attended in person or via telephone. The Audit Committee Chairman and the Trustee serving on the Trust’s Valuation Committee were each paid an additional $2,500 per quarter. The disinterested Trustees’ compensation is allocated by the Funds’ average net assets. See the Compensation Table.

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Charles W. Caulkins, Trustee	$91,000	$0	$0	$91,000
Alexander Douglas, Trustee	$91,000	$0	$0	$91,000
Charles F. Gauvin*	N/A	N/A	N/A	N/A
James W. Gerard, Trustee	$101,000	$0	$0	$101,000
William F. Indoe, Trustee	$91,000	$0	$0	$91,000
Robert W. Kleinschmidt, Trustee	$0	$0	$0	$0
Guy A. Main, Trustee**	$101,000	$0	$0	$101,000
William J. Nolan III, Trustee	$91,000	$0	$0	$91,000
François D. Sicart, Trustee	$0	$0	$0	$0

*	Mr. Gauvin is not currently a Trustee of the Trust and, therefore, received no compensation for the fiscal year ended October 31, 2014.
**	Mr. Main retired as a Trustee of the Trust as of December 18, 2014.

Officers

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Helen Balk (41) Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.

Elizabeth Bosco (66) Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer of Tocqueville Securities, L.P. from January 2009 to present; Compliance Officer, Tocqueville Securities L.P. and Tocqueville Asset Management from January 1997 to January 2009.

Robert W. Kleinschmidt (65) President	Indefinite Term, Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.

Cleo Kotis (39) Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operating Officer, the Delafield Fund, Inc. from 2005 to 2009; Vice President and Chief Operating Officer, Delafield Asset Management from 2005 to 2009; Vice President, Reich & Tang Asset Management, LLC from 2000 to 2009.

Thomas Pandick (67) Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004 to present) Tocqueville Asset Management L.P.

François D. Sicart (70) Chariman	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.

(1)	Address: 40 West 57th Street, 19th Floor, New York, New York, 10019, unless otherwise noted.
(2)	Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder’s name. Shares of each Fund issued and outstanding as of the Record Date are indicated in the following table:

Fund	Number of Shares
The Tocqueville Fund	11,531,413
The Tocqueville Opportunity Fund	3,615,602
The Tocqueville International Value Fund	16,487,730
The Tocqueville Gold Fund	37,179,088
The Delafield Fund	7,887,159
The Tocqueville Select Fund	40,798,149
The Tocqueville Alternative Strategies Fund	1,508,274

Total	119,007,415

If you are not the owner of record, but your Shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the Shares you beneficially own. Your financial intermediary will provide you with additional information.

If you hold Shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your Shares. At the Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s Shares should be voted on a proposal may be deemed to authorize a service provider to vote such Shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shareholders of the Trust will vote collectively on the election of the Trustee Nominees. The presence in person or by proxy of a majority of the Trust’s Shares that are entitled to vote constitutes a quorum. The Trustee Nominees must receive a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists, which means that the eight Trustee Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. In the event that the necessary quorum to transact business is not obtained at the Meeting with respect to the Trust as to one or more Funds, as applicable, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares of the Trust or the applicable Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Trust or the applicable Fund.

“Broker non-votes” are Shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the Proposal because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” are treated as Shares that are present, but will not be voted for or against any adjournment or the Proposal. Abstentions and “broker non-votes” will not be counted in favor of, but will have no other effect on, the Proposal, for which the required vote is a plurality (the greatest number) of the votes cast.

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of each Fund vote FOR each Trustee Nominee identified in the Proposal.

ADDITIONAL INFORMATION

Fund Service Providers

Investment Adviser and Administrator

Tocqueville Asset Management L.P.,, with principal offices at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as the investment adviser of each Fund pursuant to investment advisory agreements and serves as the administrator for each Fund pursuant to administration agreements.

Distributor

Tocqueville Securities L.P. (the “Distributor”), with principal offices at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as the Distributor of each Fund’s Shares pursuant to a distribution agreement.

Sub-administrator

U.S. Bancorp Fund Services, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-administrator for each Fund pursuant to a sub-administration agreement. USBFS also serves as the Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfilment, accounting and other services pursuant to agreements.

Custodian

U.S. Bank National Association, with principal offices at 1555 NorthRiver Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets pursuant to a custody agreement.

Independent Registered Public Accounting Firm

Grant Thornton LLP (“GT”) serves as the Trust’s independent registered public accounting firm. GT provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. GT is located at 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois 60604-2687. Representatives of GT are not expected to be present at the Meeting.

The following tables set forth, for the Trust’s two most recent fiscal years, the fees billed by GT for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Adviser and any entity controlling, controlled by or under common control with the Adviser that relate directly to the Funds’ operations and financial reporting:

Fiscal Year Ended	Audit Fees	Audit –Related Fees	Tax Fees	All Other Fees
October 31, 2014	$206,000	$0	$27,000	$0
October 31, 2013	$156,000	$0	$21,500	$0

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trust’s annual financial statements for those fiscal years or service that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represent fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years. “Tax Fees” represent fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by GT for the last two fiscal years.

Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee report to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee pre-approved all fees described above which GT billed to each Fund within the Trust.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of December 19, 2014, the Advisor held discretion over shares of the Funds as follows:

The Tocqueville Fund	12.16%
The Tocqueville Opportunity Fund	54.13%
The Tocqueville International Value Fund	31.98%
The Tocqueville Gold Fund	0.63%
The Delafield Fund	1.06%
The Tocqueville Select Fund	14.38%
The Tocqueville Alternative Strategies Fund	48.68%

As of December 19, 2014, the following shareholders owned of record or beneficially 5% or more of each Fund’s shares:

The Tocqueville Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	32.58%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	28.43%	Record
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	N/A	N/A	6.08%	Record

The Tocqueville Opportunity Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	72.43%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	5.68%	Record
Counsel Trust DBA MATC FBO Tocqueville Management Corporation Tax Deferred Savings Plan 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	N/A	N/A	5.58%	Record

The Tocqueville International Value Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	56.31%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	10.37%	Record
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	N/A	N/A	7.71%	Record

The Tocqueville Gold Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	N/A	N/A	30.08%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	27.77%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	5.88%	Record
John Hancock Life Insurance USA 601 Congress Street RPS-Trading Ops St - 4 Boston, MA 02210-2805	N/A	N/A	5.27%	Record

The Delafield Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	22.25%	Record
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	N/A	N/A	21.83%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	10.45%	Record

The Tocqueville Select Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	28.36%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	20.53%	Record

The Tocqueville Alternative Strategies Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	47.94%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	15.61%	Record
UBS WM USA Omni Account Attn: Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	N/A	N/A	15.27%	Record

Expenses and Proxy Solicitation

The estimated total cost of the Proposal, which is to be paid by the Funds pro rata based on each Fund’s net assets, is set forth in the table below.

Fund Name	Estimated Total Cost to be Paid by each Fund
The Tocqueville Fund	$18,677.28
The Tocqueville Opportunity Fund	$2,339.18
The Tocqueville International Value Fund	$14,938.21
The Tocqueville Gold Fund	$103,294.05
The Delafield Fund	$45,790.05
The Tocqueville Select Fund	$9,203.17
The Tocqueville Alternative Strategies Fund	$876.06
Total	$195,118

The total cost of the Proposal includes legal fees, expenses related to the printing and mailing of this Proxy Statement, and fees associated with the proxy solicitation.

The Trust has engaged the services of Broadridge Financial Solutions, Inc. (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. Proxies are expected to be solicited principally by mail, but the Funds or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust’s officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposals for Subsequent Meetings

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Fund’s Secretary at The Tocqueville Trust, 40 W. 57th St., 19th Floor, New York, New York 10019. Any such proposal must be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Funds’ proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds’ transfer agent, USBFS, at 1-800-697-3863 or notify the Funds’ transfer agent in writing at The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters To Come Before The Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Funds.

Please complete, sign and return the enclosed proxy card(s) or vote by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/ Cleo Kotis
Cleo Kotis
Secretary The Tocqueville Trust

Exhibit A

GOVERNANCE & NOMINATING COMMITTEE CHARTER

I.	Organization and Operation.

1. The Governance and Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Trustees of the Trust (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent trustees.” For purposes of this Charter, independent trustees shall mean trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

2. Committee meetings shall be held in accordance with the Trust’s Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Trust’s Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

3. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

II.	Board Nominations and Functions.

1. The Committee shall make recommendations for nominations for independent trustee membership on the Board to: (a) the incumbent independent trustee members, if all independent trustees do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent trustees shall be committed solely to the discretion of the independent trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Trust’s offices. The Committee’s policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

III.	Committee Nominations and Functions.

1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.	Governance Responsibilities and Functions.

The board has adopted Board of Trustees Policies attached hereto as Appendix B. This Charter is to be read in conjunction with these Board Policies and the Committee shall carry out its responsibilities hereunder consistent with such Board Policies.

1. The Committee shall review, as it deems necessary, and make recommendations with regard to tenure of the trustees, including any term limits, limits on the number of boards (or committees) on which a trustee may sit, and normal retirement age. The Committee shall make any recommendations to the Board.

2. The Committee shall review the compensation of the Board and committee members and make any recommendations to the independent trustees in connection with their annual consideration of Board compensation set forth in the Board of Trustees Policies. To the extent all of the independent trustees are serving on the Committee, the Committee is not required to conduct a separate review of the Board compensation apart from the annual review set forth in the Board of Trustees Policies.

3. The Committee shall oversee the selection of independent legal counsel and monitor its continued performance. The independent trustees are responsible for selecting their counsel and determining whether such counsel qualifies as “independent legal counsel” pursuant to Rule 0-1(6) of the 1940 Act.

4. The Committee shall develop and recommend to the Board for its approval, an annual Board self-assessment process. The Committee shall oversee the annual self-assessment in accordance with the Board of Trustees Policies.

5. The Committee shall receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. The Committee shall encourage its members to attend such continuing education programs and will attempt to provide its members with a list of upcoming programs on a regular basis to the extent not provided by another fund service provider.

6. The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, as often as it deems appropriate, with management and counsel to the Trust and to the independent trustees as to legal or regulatory developments affecting their responsibilities.

V.	Other Powers and Responsibilities.

1. The Committee may invite members of management, the Trust’s Chief Compliance Officer, counsel, advisors and others to attend its meetings and may have separate sessions with management and others, as it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain and compensate special counsel and other experts or consultants, and a third-party search firm to identify potential candidates, as the Committee deems necessary, at the expense of the Trust, or its series, as appropriate.

3. The Committee may delegate any portion of its authority to a subcommittee of one or more members. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. The Committee shall review this Charter at least annually and recommend any changes to the Board.

APPENDIX A

GOVERNANCE & NOMINATING COMMITTEE POLICY

REGARDING SELECTION OF TRUSTEE NOMINEES

When a vacancy on the Board exists or is anticipated, or when the Committee deems it desirable to select a new or additional trustee, the Committee will consider any candidate for trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the Trust’s shareholders.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, management of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i) the candidate’s knowledge in matters relating to the mutual fund industry;

(ii) any experience possessed by the candidate as a director or senior officer of public companies;

(iii) the candidate’s educational background;

(iv) the candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii) the candidate’s ability to qualify as an independent trustee for purposes of the 1940 Act, the candidate’s independence from the Trust’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii) the candidate’s age relative to any Trust’s age limitation on nominations; and

A-1

(ix) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

A-2

APPENDIX B

THE TOCQUEVILLE TRUST

BOARD OF TRUSTEES POLICIES

It shall be the policy of the Board of Trustees of The Tocqueville Trust (the “Trust”) to conform to rules and form amendments adopted by the SEC relating to independence and effectiveness of independent investment company directors and to adhere to the general principles set forth in the 1999 Report of the Advisory Group on Best Practices for Fund Directors of the Investment Company Institute.

1.	Affiliation with Advisor, Principal Underwriter and Certain Affiliates

Former officers or directors, and “close family members” (e.g., aunt, uncle or cousin) of such persons, of the Trust’s investment adviser, principal underwriter or certain of their affiliates may serve as independent trustees of the Trust, however, the Board’s nominating committee, as part of the selection process, will carefully consider any such relationships and their potential impact on a candidate’s independence.

2.	Nominating Process by Independent Trustees

Independent trustees will be nominated and selected by the incumbent independent trustees.

3.	Independent Trustee Compensation

Independent trustees will establish appropriate compensation for serving on the Trust’s board and will review such compensation annually.

4.	Trust Ownership

Trustees of the Trust are encouraged to be shareholders of one or more underlying fund within the Trust (each, a “Fund” collectively, the “Funds”) that are compatible with each trustee’s personal and financial situation.

5.	Independent Counsel and Other Experts and Staff

Independent trustees will have investment company counsel who is independent from the investment advisor and the Trust’s other service providers. The independent trustees will consult with the Trust’s independent registered public accounting firm or other experts, as appropriate, when faced with issues that they believe require special expertise. Independent trustees will be affirmatively authorized to hire employees and others to help fulfill their fiduciary duties.

6.	Trustee Questionnaire

Trustees will complete an annual questionnaire on business, financial and family relationships with the service providers of the Trust and others that could affect their status as an independent trustee.

7.	Information Disclosure Requirements

Independent trustees will provide information (including identity, business experience, conflicts of interest, Fund ownership, etc.) as required by the SEC in the Statement of Additional Information and proxy filings.

8.	Retention of Certain Information

The Trust must retain copies of written materials that the trustees consider when approving each Fund’s advisory contract.

9.	Organization and Operation of Audit Committee

The Audit Committee will (1) be composed entirely of independent trustees, (2) meet with the Trust’s independent auditors at least once a year outside the presence of management representatives, (3) secure from the auditor an annual representation of its independence from management, and (4) have a written charter that spells out its duties, powers and methods of operation.

B-1

10.	Separate Meetings of Independent Trustees

Independent trustees meet separately from management at least once each quarter, including in connection with their consideration of each Fund’s advisory contract and the Trust’s, on behalf of its Funds, underwriting contract and otherwise as they deem appropriate.

11.	Insurance Coverage and Indemnification

Independent trustees shall review insurance on an annual basis as to its adequacy.

12.	Unitary or Cluster Boards

Not applicable to the Trust.

13.	Retirement Policy

Independent trustees shall continue in office until December 31st of the year that they reach age 75 and if they would like to serve past age 75, all of the remaining independent trustees must vote unanimously to extend the term for such trustee for an additional year at the September Board meeting in the year in which they will turn 75. Each subsequent term thereafter must be approved annually at the September Board meeting.

14.	Evaluation of Board Performance

Trustees will annually review the effectiveness of the board and its committees and any other related board policy questions. The evaluation will include consideration of (i) the effectiveness of the board’s committee structure and (ii) whether the trustees have taken on the responsibility for overseeing too many funds. The substance of the evaluations will be recorded in the relevant board and committee minutes.

15.	Orientation and Education

New Trust trustees will receive appropriate orientation and all Trust trustees will keep abreast of industry and regulatory developments.

B-2

PROXY TABULATOR P.O. BOX 9112 To vote by Internet FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903

3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M80504-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual The Board of Trustees recommends you vote All All Except nominee(s), mark “For All Except” and write the FOR the following: number(s) of the nominee(s) on the line below. 1. Election of Trustees: 01) Charles W. Caulkins 05) William F. Indoe ! ! ! 02) Alexander Douglas 06) Robert W. Kleinschmidt 03) Charles F. Gauvin 07) William J. Nolan III 04) James W. Gerard 08) Francois D. Sicart 2. To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized ofFIcer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. M80505-TBD THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND [TOCQX] THE TOCQUEVILLE OPPORTUNITY FUND [TOPPX] THE TOCQUEVILLE INTERNATIONAL VALUE FUND [TIVFX] THE TOCQUEVILLE GOLD FUND [TGLDX] THE DELAFIELD FUND [DEFIX] THE TOCQUEVILLE SELECT FUND [TSELX] THE TOCQUEVILLE ALTERNATIVE STRATEGIES FUND [TALSX] 40 West 57th Street, 19th Floor New York, New York 10019 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To be held on Monday, February 2, 2015 The undersigned hereby appoint(s) Helen Balk and Scott Schlesinger, each with full power of substitution and revocation, to vote all shares of the above referenced fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern Time, on Monday, February 2, 2015, at the of?ces of Tocqueville Asset Management, L.P., 40 W. 57th Street, 19th ?oor, New York, NY 10019, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the proposal described in the Proxy Statement as speci?ed on the reverse side. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.